                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)           April 8, 1999
                                                      ----------------------------------------------

                          RENTAL SERVICE CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                                         000-21237                               33-0569350
-------------------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction of Incorporation)             (Commission File Number)           (IRS Employer Identification No.)

6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona           85254
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                (602) 905-3300
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             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

     The documents listed in Item 7(c) of this Report are furnished herewith and incorporated herein by reference in their entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Businesses Acquired

               None

          (b)  Pro Forma Financial Information

               None

          (c)  Exhibits


               Exhibit Number                      Description
               --------------     ----------------------------------------------

                    2.1 Agreement and Plan of Merger, dated as of January 20, 1999, between NationsRent, Inc. and Rental Service Corporation

                    2.2 Stock Option Agreement, dated as of January 20, 1999, between NationsRent, Inc. and Rental Service Corporation

                    2.3 Stock Option Agreement, dated as of January 20, 1999, between Rental Service Corporation and NationsRent, Inc.

                    2.4 Voting Agreement, dated as of January 20, 1999, between Kirk Holdings Limited Partnership, H. Family Investments, Inc. and Huizenga Investments Limited Partnership, as shareholders, and Rental Service Corporation

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENTAL SERVICE CORPORATION
                                       --------------------------
                                              (Registrant)


Date: April 8, 1999                    By:  /s/ Robert M. Wilson
                                            ------------------------------------
                                                Robert M. Wilson
                                                Executive Vice President and
                                                Chief Financial Officer